Rider C
Shareholder Voting Results
On December 9, 2015, a Special Meeting of
Shareholders of the Trust was convened to vote upon a proposal to elect five new trustees to the Board of Trustees of the Trust. Shares were voted as follows:

Proposal 1: To elect five Trustees to the Board of Trustees of the Trust

1A. Jennifer Brown-Strabley

Fund Name
Total
Share
s
Voted
Shares
Voted
Affirma
tively
% of
Shares
Voted
Affirma
tively
U.S. Government Securities
Ultra-Short Bond Fund
11,27
7,164
11,152,
895
98.90%
Near-Term Tax Free Fund
33,31
3,481
32,413,
849
97.30%
All American Equity Fund
265,9
58
258,416
97.16%
Holmes Macro Trends Fund
710,8
86
676,791
95.20%
Global Resources Fund
15,93
7,199
14,526,
781
91.15%
World Precious Minerals
Fund
12,59
2,124
11,836,
480
94.00%
Gold and Precious Metals
Fund
6,816
,290
6,421,3
78
94.21%
Emerging Europe Fund
7,657
,979
7,013,0
45
91.58%
China Region Fund
1,114
,263
962,958
86.42%


1B. Stacey E. Hong

Fund Name
Total
Share
s
Voted
Shares
Voted
Affirma
tively
% of
Shares
Voted
Affirma
tively
U.S. Government Securities
Ultra-Short Bond Fund
11,27
7,164
11,143,
991
98.82%
Near-Term Tax Free Fund
33,31
3,481
32,278,
754
96.89%
All American Equity Fund
265,9
58
257,630
96.87%
Holmes Macro Trends Fund
710,8
86
675,291
94.99%
Global Resources Fund
15,93
7,199
14,428,
175
90.53%
World Precious Minerals
Fund
12,59
2,124
11,843,
667
94.06%
Gold and Precious Metals
Fund
6,816
,290
6,435,1
82
94.41%
Emerging Europe Fund
7,657
,979
6,997,9
23
91.38%
China Region Fund
1,114
,263
964,459
86.56%

1C. John Y. Keffer

Fund Name
Total
Share
s
Voted
Shares
Voted
Affirma
tively
% of
Shares
Voted
Affirma
tively
U.S. Government Securities
Ultra-Short Bond Fund
11,27
7,164
11,145,
147
98.83%
Near-Term Tax Free Fund
33,31
3,481
32,297,
804
96.95%
All American Equity Fund
265,9
58
258,416
97.16%
Holmes Macro Trends Fund
710,8
86
677,773
95.34%
Global Resources Fund
15,93
7,199
14,533,
811
91.19%
World Precious Minerals
Fund
12,59
2,124
11,826,
348
93.92%
Gold and Precious Metals
Fund
6,816
,290
6,412,6
51
94.08%
Emerging Europe Fund
7,657
,979
7,009,5
94
91.53%
China Region Fund
1,114
,263
962,993
86.42%

1D. Mark D. Moyer

Fund Name
Total
Share
s
Voted
Shares
Voted
Affirma
tively
% of
Shares
Voted
Affirma
tively
U.S. Government Securities
Ultra-Short Bond Fund
11,27
7,164
11,152,
486
98.89%
Near-Term Tax Free Fund
33,31
3,481
32,322,
316
97.02%
All American Equity Fund
265,9
58
258,416
97.16%
Holmes Macro Trends Fund
710,8
86
678,381
95.43%
Global Resources Fund
15,93
7,199
14,594,
654
91.58%
World Precious Minerals
Fund
12,59
2,124
11,838,
769
94.02%
Gold and Precious Metals
Fund
6,816
,290
6,430,1
17
94.33%
Emerging Europe Fund
7,657
,979
7,022,2
99
91.70%
China Region Fund
1,114
,263
967,427
86.82%

1E. David Tucker

Fund Name
Total
Share
s
Voted
Shares
Voted
Affirma
tively
% of
Shares
Voted
Affirma
tively
U.S. Government Securities
Ultra-Short Bond Fund
11,27
7,164
11,155,
775
98.92%
Near-Term Tax Free Fund
33,31
3,481
32,413,
849
97.30%
All American Equity Fund
265,9
58
258,416
97.16%
Holmes Macro Trends Fund
710,8
86
678,381
95.43%
Global Resources Fund
15,93
7,199
14,582,
910
91.50%
World Precious Minerals
Fund
12,59
2,124
11,851,
680
94.12%
Gold and Precious Metals
Fund
6,816
,290
6,440,2
42
94.48%
Emerging Europe Fund
7,657
,979
7,010,9
44
91.55%
China Region Fund
1,114
,263
968,157
86.89%